Exhibit 99.1

Contact:	Scott J. Bowman
Senior Vice President &
Chief Financial Officer
(205) 942-4292

HIBBETT SPORTS TO ACQUIRE CITY GEAR

BIRMINGHAM, Ala. (October 29, 2018) – Hibbett Sports, Inc. (NASDAQ/GS: HIBB), an athletic specialty retailer, today announced that it has signed a definitive agreement to acquire privately held City Gear, a city specialty retailer of premium athletic footwear, apparel and accessories with 135 stores in 15 states.  Terms of the transaction include consideration of $88 million in cash to be paid at closing and the potential for up to $25 million in additional consideration paid over the next two years, subject to certain performance-based targets.  City Gear will operate as a subsidiary of Hibbett Sporting Goods, Inc., from City Gear's current headquarters in Memphis, Tennessee, and will continue to be led by members of City Gear's senior management team.  One-time transaction costs are expected to be dilutive to earnings per diluted share by approximately $0.04 to $0.05 in the third quarter ended November 3, 2018, and by approximately $0.08 to $0.10 per diluted share in the fourth quarter ended February 2, 2019.   Excluding one-time transaction costs, the acquisition is expected to be slightly accretive in the fourth quarter.  For fiscal year 2020, the transaction is expected to be accretive including the impact of related one-time expenses.

City Gear, known for superior customer service and a compelling merchandise assortment, focuses on fashion-forward customers with lifestyles drawn to and driven by the "sneaker culture."  For the last fiscal year ended February 4, 2018, City Gear reported total revenue of approximately $190 million.  For the past three years, same-store sales have averaged in the mid-single digit range.  Geographic overlap with Hibbett's stores is not significant, and significant opportunity exists for future store growth.

Mike Longo, Chief Executive Officer of City Gear, stated, "City Gear is excited to join the Hibbett team and contribute to the winning tradition they have established over the years.  We believe that Hibbett provides City Gear the ideal platform to expand upon our successes in serving our loyal customers and are excited to continue to grow leveraging Hibbett's capabilities."

Also commenting on the announcement, Jeff Rosenthal, President and Chief Executive Officer, stated, "We are pleased and excited to announce this acquisition, which provides substantially greater scale in the athletic specialty market and is an extension of our strategy to provide high demand, branded products to underserved markets.  City Gear represents a key brand with the fashion-forward consumer and will allow us to extend our customer base and provide a significant opportunity for growth.  In addition, Hibbett will provide City Gear the needed infrastructure for future growth, including strong internal systems, omni-channel capabilities, and real estate expertise."  Rosenthal noted that both companies share strong, attractive brands that resonate with customers such as Nike, Jordan, Adidas, Puma, Converse, Fila, and others.

Hibbett expects to complete the transaction by early December 2018, subject to customary closing conditions.  The Company will finance the initial purchase through available cash along with funds from its credit facilities.  At August 4, 2018, the Company ended the second quarter of Fiscal 2019 with $119.6 million of available cash and cash equivalents on its consolidated balance sheet and no bank debt outstanding.

PJ SOLOMON served as financial advisor to Hibbett on this transaction, while Bass Berry & Sims provided legal advice.  Fifth Third Capital Markets provided financial advice to City Gear on this transaction, while Wyatt, Tarrant, & Combs provided legal advice.

Investor Conference Call and Simulcast
Hibbett Sports, Inc. will conduct a conference call at 10:00 a.m. ET tomorrow, Tuesday, October 30, 2018, for the purpose of discussing the proposed acquisition.  The number to call for the live interactive teleconference is (212) 271-4651.  A replay of the conference call will be available until November 6, 2018, by dialing (402) 977-9140 and entering the passcode, 21898655.

The Company will also provide an online Web simulcast and rebroadcast of the conference call.  The live broadcast of Hibbett's conference call will be available online at www.hibbett.com under Investor Relations on October 30, 2018, beginning at 10:00 a.m. ET.  The online replay will follow shortly after the call and be available for replay for 30 days.  A slide presentation on the topic of the proposed acquisition will be available at www.hibbett.com.

Hibbett Sports, headquartered in Birmingham, Alabama, is a leading athletic-inspired fashion retailer with more than 1,000 stores, primarily located in small and mid-sized communities across the country.  Founded in 1945, Hibbett stores have a rich history of convenient locations, personalized customer service and access to apparel, equipment and coveted footwear from top brands like Nike, Jordan, Adidas, and Under Armour.  Consumers can browse styles, find new releases, shop looks and make purchases online or in their nearest store by visiting www.hibbett.com.  Follow us @HibbettSports.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS:
Certain statements contained herein are "forward-looking statements" that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as "believe," "anticipate," "expect," "intend," "plan," "forecast," "guidance," "outlook," "estimate," "may," "could," "possible," "potential" or other similar words, phrases or expressions.  These forward-looking statements are based on information currently available to management. Various risks, uncertainties and other factors, many of which are outside of our control, could cause actual future events, developments and results to vary significantly from those anticipated in such statements. The forward-looking statements in this communication are based on our current beliefs and assumptions about our operations and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the proposed acquisition of City Gear, the financing of the proposed transaction, the benefits, results, effects and timing of the proposed transaction, future financial and operating results of the combined company, and the combined company's plans, objectives, expectations (financial or otherwise) and intentions.  There can be no assurances that we will realize these expectations or that our beliefs and assumptions will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Risks and uncertainties related to the proposed acquisition of City Gear include, among others: the risk that any regulatory approvals required for the acquisition are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction becomes unavailable; the risk that the conditions to the closing of the transaction are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing of the consummation of the transaction; competitive responses to the proposed acquisition; costs and difficulties related to the integration of City Gear's business and operations with our business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the acquisition; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the acquisition; the potential for litigation or governmental investigations relating to the acquisition; the inability to retain key personnel; any changes in general economic and/or industry specific conditions; and the effect of new laws, tariffs and governmental regulations on the combined company. The foregoing list of risks and uncertainties is not exhaustive. Consequently, investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in our reports filed from time to time with the Securities and Exchange Commission (SEC), including the "Risk Factors," "Business" and "MD&A" sections in our Annual Report on Form 10-K filed on March 30, 2018, and in our Quarterly Reports on Form 10-Q filed on June 13, 2018 and September 13, 2018, and in other reports filed by us with the SEC, which are available at the SEC's website http://www.sec.gov.

Please read our "Risk Factors" and other cautionary statements contained in these filings. Our forward-looking statements speak only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that expected outcomes or events expressed or implied in such statements will not be realized, except as may be required by law.  As a result of these risks and uncertainties, actual outcomes or events could vary significantly from those anticipated herein, and our business could be materially adversely affected.

END OF EXHIBIT 99.1